                                                                   EXHIBIT 3.149

DFI/CORP/38                 United States of America
RECORD 2/00
                               State of Wisconsin

                      DEPARTMENT OF FINANCIAL INSTITUTIONS

To All to Whom These Presents Shall Come, Greeting:

         I, RAY ALLEN, Deputy Administrator, Division of Corporate & Consumer Services, Department of Financial Institutions, do hereby certify that the annexed copy has been compared by me with the record on file in the Corporation Section of the Division of Corporate & Consumer Services of this department and that the same is a true copy thereof and the whole of such record; and that I am the legal custodian of said record, and that this certification is in due form.

                                    IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the official seal of the Department.

                                    /s/ Ray Allen

                                    RAY ALLEN, Deputy Administrator
                                    Division of Corporate & Consumer Services
                                    Department of Financial Institutions

     DATE: AUG -6 2003               By: /s/ Cathy Mickelson

Effective July 1, 1996, the Department of Financial Institutions assumed the functions previously performed by the Corporations Division of the Secretary of State and is the successor custodian of corporate records formerly held by the Secretary of State.

                            ARTICLES OF INCORPORATION

                                       of

                       U-HAUL CO. OF WISCONSIN EAST, INC.

         THE UNDERSIGNED, being twenty-one years or older does hereby adopt the following Articles of Incorporation for the purpose of forming a corporation under the laws of the State of Wisconsin.

                                    ARTICLE I

         The name of the corporation is U-HAUL CO. OF WISCONSIN EAST,INC.,

                                   ARTICLE II

         The period of duration of the corporation is perpetual.

                                   ARTICLE III

         The purposes for which the Corporation is formed are: to engage in any lawful act or activity for which corporations may be organized under the Wisconsin Business Corporation Law. Said purposes shall include, but in no way be limited to renting and leasing to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and purchasing or otherwise acquiring and operating any facilities useful for the conduct of the business enterprises of this corporation; and doing or carrying out all acts or activities and exercising all lawful corporate powers necessary or proper to accomplish any of the foregoing purposes.

                                   ARTICLE IV

         The aggregate number of shares which the corporation shall have authority to issue are five thousand(5,000) shares of common stock with a par value of Ten ($10.00) Dollars each, or a total capitalization of Fifty Thousand ($50,000.00) Dollars.

                                    ARTICLE V

         The corporation will not commence business until the consideration of at least One Thousand ($1,000.00) Dollars has been received for the issuance of shares.

                                   ARTICLE VI

         The address of its initial registered office shall be 900 Gay Building, 16 North Carroll Street, Madison, Wisconsin 53703, and the name of initial registered agent at said address is C. T. Corporation System.

                                   ARTICLE VII

         The number of directors shall be fixed by the by-laws but shall not be less than 3.

                                  ARTICLE VIII

         The name and address of each incorporator is as follows:

           Arthur G. Seifert,                   2727 North Central Avenue
                                                Phoenix, Arizona 85004

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26 day of March, 1970.

                                                /s/ Arthur G. Seifert
                                                --------------------------------
                                                Arthur G. Seifert

STATE OF ARIZONA    )
                    ) ss:
COUNTY OF MARICOPA  )

         On this 26 Day of March, 1970, before me, a Notary Public for the State of Arizona, personally appeared Arthur G. Seifert, known to me to be the person named in and who executed the foregoing instrument, and who acknowledged that he had executed the same and that the matters therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal this 26 day of March, 1970.

                                          /s/ Helen H. Delamater
                                          --------------------------------------
                                          Helen H. Delamater
                                          Notary Public for the State of Arizona
    (NOTARIAL SEAL)                       Residing at Tempe, Arizona
                                          My Commission expires August 13, 1972

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of Wisconsin

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is U-HAUL CO., INC., a corporation organized and existing under the laws of the State of Wisconsin.

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is:

                 [ILLEGIBLE] U-HAUL CO. OF WISCONSIN EAST, INC.

         IN WITNESS WHEREOF, this corporation has caused this consent to be executed this 21st day of January, 1970.

                                          U-HAUL CO., INC.

                                          By: /s/ [ILLEGIBLE]
                                              ----------------------------------
                                                                       President

STATE OF  Wisconsin    )
                       )  ss.
COUNTY OF Milwaukee    )

         Before me, a Notary Public, personally appeared LeRoy R. Aman known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto see my hand and official seal this 21st day of January, 1970.

                                          By: /s/ [ILLEGIBLE]
                                              ----------------------------------
                                                     Notary Public

                                       OF

                           ARTICLES OF INCORPORATION

                                       OF

                       U-HAUL CO. OF WISCONSIN EAST, INC.

STATE OF WISCONSIN     )
                       )ss.
COUNTY OF MILWAUKEE    )

         Thomas W. Curtis and Alladine K. Curtis being first duly sworn upon their oath depose and say:

         1. That they are the President and the Secretary respectively of U-HAUL CO. OF WISCONSIN EAST, INC.

         2. That at a meeting of the Board of Directors of said corporation, duly-held at Milwaukee, Wisconsin on August 12, 1970, the following resolution was adopted:

                        "RESOLVED: That Article I of the Articles of
                        Incorporation be amended to read as follows:

                        The name of this corporation is AMERCO MARKETING CO. OF WISCONSIN EAST, INC."

         3. That the shareholders have adopted said amendment by resolution at a meeting held at Milwaukee, Wisconsin on August 12, 1970. That the wording of the amended article, as set forth in the shareholders' resolution, is the same as that set forth in the directors' resolution in Paragraph 2 above.

         4. That the number of shares which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500.

         5. All of the outstanding stock of this corporation is being held by U-HAUL CO., a Wisconsin corporation, who has, in the adoption of the resolution authorizing this amendment waived the notice of meeting of shareholders.

                                          /s/ [ILLEGIBLE]
                                          --------------------------------------
                                                        President

(CORPORATE SEAL)

                                          /s/ [ILLEGIBLE]
                                          --------------------------------------
                                                         Secretary

STATE OF WISCONSIN     )
                       )  ss.
COUNTY OF MILWAUKEE    )

         Thomas W. Curtis and Alladine K. Curtis, being sworn severally, each for himself, on his oath deposes and says that he is the person who executed the foregoing instrument; that he has read the same and knows the contents thereof; that the matters stated therein are true to his knowledge, except such matters as are stated to be upon information and belief and as to those matters he believes them to be true.

                                          /s/ [ILLEGIBLE]
                                          -------------------------------------
                                                        President

                                          /s/ [ILLEGIBLE]
                                          -------------------------------------
                                                        Secretary

         Severally sworn to and subscribed before me this 7th day of November, 1970.

                                          /s/ [ILLEGIBLE]
                                          --------------------------------------

Notary Public in and for the County of MILWAUKEE, State of WISCONSIN

        (NOTARIAL SEAL)

FORM 4-SEC STATE 1972          STATE OF WISCONSIN
STOCK- AMENDMENT               SECRETARY OF STATE
                            MADISON, WISCONSIN 53702

Resolved, That

                "The name of the company is U-Haul Co. of Wisconsin, East, Inc."

         The undersigned officers of Amerco Marketing Co. Wisconsin, East, Inc. certify:_______________________________________________________________________
                                     (Use correct and complete corporate name)

         1. The foregoing amendment of the articles of incorporation of said corporation was consented to in writing by the holders of all shares entitled to vote with respect to the subject matter of said amendment, duly signed by said shareholders or in their names by their duly authorized attorneys. (See instructions 2 and 5)

                                       N/A

OR 2. The foregoing amendment of the articles of incorporation of said corporation was adopted by the shareholders on the 22nd day of February, 1973, by the following vote: (See instructions 3 and 4)

                                                                         Number of
                  Number of shares  Number entitled      Requisite       votes cast
          Class     outstanding         to vote       affirmative vote  For  Against
Common    Common        500              500                            500   None

Preferred _________________________________________________________________________
___________________________________________________________________________________

         3. (See instruction 6).

                                       N/A

Executed in duplicate and seal (if any) affixed this 25 day of April, 1973.

                                                 /s/ Robert switzer
                                                 -------------------------------
                                                     President Robert switzer

                                                 /s/ Norma Stieghorst
                                                 -------------------------------
                                                     Secretary Norma Stieghorst

(AFFIX SEAL OR STATE THAT THERE IS NONE)

                          This document was drafted by

                                  S.L. Sparling
                                     (Name)
                              Please print or type
                              (See instruction 11)

AMENDMENT - STOCK
CHANGING NAME

$15.00
MAIL RETURNED COPY TO:
(FILL IN THE NAME AND ADDRESS HERE)

         AMERCO
         2727 N. Central Ave.
         Phoenix, Arizona 85004

                                  INSTRUCTIONS

1. An amendment may be effected in either of two ways. The first method is by vote of the shareholders, at a shareholders' meeting. The second method is by written consent of the shareholders, without a meeting.

2. If the amendment is effected by written consent, use item 1 and strike item 2.

                             The undersigned as Register of Deeds of
       OFFICE OF             (COUNTY) [ILLEGIBLE]
  REGISTER OF DEEDS          County, Wisconsin, certifies that on
                             (DATE) 5-21-73

there was received and accepted for record in my office, an instrument bearing the certificate of the Secretary of State of Wisconsin, and described as

( ) Articles of Incorporation   ( ) Amendment to Articles of Incorporation   ( ) Statement of Intent to Dissolve
( ) Articles of Dissolution     ( ) Articles of Merger                       ( ) Name reservation
( ) Articles of Consolidation   ( ) Restated Articles                        ( ) Change of Registered Office and/or Agent OF

AMERCO MARKETING CO. OF WISCONSIN EAST, INC. chg name to U-HAUL CO. OF WISCONSIN, [ILLEGIBLE]

(SEAL) Witness my hand and official seal on 5-21-73 (DATE)

                                                [ILLEGIBLE]
                                                --------------------------------
Form 14&15-1971                                        REGISTER OF DEEDS

corporation is located.

8. Affix corporate seal. Make sure that each of the copies of the document has an impression of the corporate seal. If the corporation does not have a seal, write or type "NO SEAL" on each of the copies.

9. Have the President and Secretary of the corporation sign. A Vice-President may sign in lieu of the President, and an Assistant Secretary may sign in lieu of the Secretary. Make sure that each of the copies has original signatures - carbon copy, xerox, or rubber stamp signatures are not acceptable.

10. The fee for filing any amendment is $15, to be submitted with the document. Make check or money order payable to SECRETARY OF STATE. If the amendment relates to shares, ADDITIONAL FEE may be due. The basic rate on shares is $1 per $1000 on shares having par value, plus 2 cents per share on shares of no par value. Compute the fee at such rates on the aggregate number of authorized shares AFTER giving effect to the amendment. Deduct therefrom the fee applicable to the authorized shares BEFORE amendment. The remainder, if any, is the additional fee due.

11. Section 14.38(14) Wisconsin Statutes provides that this document shall not be recorded unless the name of the person (individual) who, or the governmental agency which, drafted it is printed, typewritten, stamped or written thereon in a legible manner. The statement printed on this document, if completed, complies with this provision. This must be completed on each of the duplicate originals.

                     ARTICLES, AGREEMENT AND PLAN OF MERGER

         These Articles, Agreement and Plan of Merger, dated this 10th day of January, 1986, entered into by U-Haul Co. of Western Wisconsin, Inc., a Wisconsin corporation and the Absorbed Corporation, and U-Haul Co. of Wisconsin, East, Inc., also a Wisconsin corporation and the Surviving corporation and together referred to as Constituent Corporations, hereby WITNESSETH THAT:

         The Board of Directors and the sole shareholder of each of the Constituent Corporations have adopted and approved the terms and conditions hereinafter set forth and hereby agree as follows:

                                        I

         The Constituent Corporations shall be merged into a single Surviving Corporation and shall continue to be governed by the State of Wisconsin.

                                       II

         The outstanding shares of the Absorbed Corporation shall be cancelled and no shares of the Surviving Corporation shall be issued in exchange therefor.

                                       III

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation until altered or amended, and shall not be affected by this merger.

                                       IV

         The number of shares outstanding, the number of shares entitled to vote upon the Agreement and Plan of Merger and the number of shares voted for and against said Agreement as to each corporation was as follows:

                                Number of Shares         Number           Number
Name of Corporation                Outstanding          Voted For      Voted Against
-------------------                -----------          ---------      -------------
U-Haul Co. of Wisconsin,               500                 500               0
   East, Inc.
a Wisconsin corporation

U-Haul Co. of Western                  500                 500               0
   Wisconsin, Inc.,
a Wisconsin corporation

                                        V

         The Surviving Corporation will promptly pay to the dissenting shareholders of U-Haul Co. of Western Wisconsin, Inc., a Wisconsin corporation, the amount, if any, to which they shall be entitled under the provision of the Wisconsin Business Corporation Act with respect to the rights of dissenting shareholders.

                                       VI

         The registered office of the Constituent Corporations is located in Dane County, Wisconsin.

         IN WITNESS WHEREOF the corporate parties hereto execute these Articles, Agreement and Plan of Merger this 30 day of Jan, 1986.

                   Surviving Corporation: U-Haul Co. of Wisconsin, East, Inc.,
                                          a Wisconsin corporation

                                      By:  /s/ Timothy G. Netz
                                          --------------------------------------
                                          Timothy G. Netz, President

                                      By:  /s/ Michael Berray
                                          --------------------------------------
                                          Michael Berray, Secretary

(CORPORATE SEAL)

                    Absorbed Corporation: U-Haul Co. of Western Wisconsin, Inc.,
                                          a Wisconsin corporation

                                      By:  /s/ Timothy G. Netz
                                          --------------------------------------
                                          Timothy G. Netz, President

                                      By:  /s/ Michael Berray
                                          --------------------------------------
                                          Michael Berray, Secretary

(CORPORATE SEAL)

STATE OF              )
                      ) ss.
COUNTY OF             )

         On this the 30 day of Jan, 1986 before me, the undersigned Notary Public, appeared Timothy G. Netz, being duly sworn, did state that he is the President of U-Haul Co. of Western Wisconsin, Inc. and U-Haul Co. of Wisconsin, East, Inc., both Wisconsin corporations, that he is the person whose name is subscribed to the foregoing instrument on behalf of said corporations in the above-stated capacity, and that the statements therein contained are true.

                                                         /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                          Notary Public

                                                  My commission expires 11-13-88

      (NOTARIAL SEAL)

                                   [ILLEGIBLE]

(Form 4) 1985              State of Wisconsin               CORPORATION DIVISION
AMENDMENT                  SECRETARY OF STATE               P.O. Box 7846
(stock corp)                                                Madison, WI 53707

         Resolved, That Article 1 of the Articles of Incorporation of U-Haul Co. of Wisconsin, East, Inc., a Wisconsin corporation, be amended to read as follows:

                                    ARTICLE 1

                 The name of the corporation is U-HAUL CO. INC.

The undersigned officers of U-HAUL CO. OF WISCONSIN, EAST, INC. a Wisconsin corporation with registered office in Dane County, Wisconsin, CERTIFY:

1 (A)    The foregoing amendment of the articles of incorporation of said corporation was consented to in writing by the holders of all shares entitled to vote with respect to the subject matter of said amendment, duly signed by said shareholders or in their names by their duly authorized attorneys.

       OR (Please strike out the item you do not use) - See instruction 1

1 (B)

                                                                             VOTE ON ADOPTION
                 Number of        Number of           Number of        Number of         Number of
                  SHARES            SHARES          "Yes" votes       "Yes" votes       "No" votes
  Class         outstanding    entitled to vote       REQUIRED            CAST             CAST
Common
--------------------------------------------------------------------------------------------------
Preferred
--------------------------------------------------------------------------------------------------

2        (See instruction 2)

         N/A

Executed in duplicate and seal (if any) affix this 15th July, 1986.

                                               /s/ Timothy G. Netz
                                               ---------------------------------
                                               Timothy G. Netz, President

(AFFIX SEAL OR STATE THAT THERE IS NONE)       /s/ Michael  Berray
                                               ---------------------------------
                                               Michael  Berray, Secretary

This document was drafted by [ILLEGIBLE] (Section 14.38(14) Wis Statutes
                           (Please print or type name)

Mail Returned Copy to:
    (FILL IN THE NAME AND ADDRESS HERE)

U-Haul International, Inc.
P.O.Box 21502
Phoenix, Arizona

Attention: John A. Lorentz
           Legal Department

                                  INSTRUCTIONS

1. Amendment may be effected either by

   A) Vote of the shareholders, at a shareholder meeting. Use item 1(b).
                             OR
   B) Written consent of all shareholders, without a meeting. Use item 1(a).


Ref. sec. 180.25 Wis. Stats. For corporations organized on or after 1 Jan 1973, statutory minimum or affirmative votes to adopt resolution is a majority of the shares entitled to vote. For corporations organized previously, statutory minimum is 2/3 of the shares entitled to vote, unless articles provide for majority vote. If any class or series of shares is entitled to vote as a class, minimum vote requirements must be met by each class or series entitled to vote thereon as a class and of the total shares entitled to vote thereon.)

2. Item 2. If amendment provides for exchange, reclassification or cancellation of issued shares, or effects a change in the amount of stated capital, enter a statement of the manner in which the same will be accomplished. Ref. sec. 180.53
(6) & (7) Wisconsin Statutes.

3. Affix CORPORATE SEAL to each copy of the document, or enter the remark "NO SEAL" if the corporation does not have a seal. The PRESIDENT (or vice-president) and SECRETARY (or asst. secretary) are to sign each copy with the original signatures. Carbon copy, xerox, or rubber stamp signatures are not acceptable.

4. Submit [ILLEGIBLE] DUPLICATE ORIGINAL. Furnish Secretary of State two copies of the document. (Mailing address: Corporation Division, Secretary of State. P.O. Box 7846, Madison, WI 53707). One copy will be retained (filed) by Secretary of State and the other copy transmitted directly to the Register of Deeds of the county named in this document, together with your check for the recording fee. When the recording has been accomplished the document will be returned to the address you furnish on the back of this form.

5. Two SEPARATE REMITTANCES are required.

         A) Send a filing fee of $25 (or more), payable to SECRETARY OF STATE. Additional fee may be due if amendment causes an increase in authorized capital shares. The rate on shares is $1.25 per $1,000 on par value shares, and/or 2 1/2 cents per share on no par value shares. Compute fee at such rates on the aggregate number of shares AFTER giving effect to the amendment. Deduct therefrom the fee applicable to the authorized shares BEFORE amendment. The remainder, if any is the additional fee due.

         B) Send a RECORDING FEE of $6, payable to REGISTER OF DEEDS of the county named in this document as the county within which the corporation's registered office is located. If you append additional pages to this standard form, add $2 more recording fee for each additional page.

Please furnish the fee for the Register of Deeds in check form with your document, and we will transmit to the Register of Deeds with the document for recording.

                       PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 11th day July, 1988, entered into by U-Haul Co., Inc., the Surviving Corporation, and Movers World of Wisconsin, Inc., the Absorbed Corporation, both corporation of the State of Wisconsin, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Wisconsin, which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is 505 E. Capitol, Milwaukee, WI 53212.

                         FOR EXAMINATION

                         DATE: 11-14

                         DATE:__________________________

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

         (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

         (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                                NUMBER OF
                   NUMBER OF     SHARES      NUMBER    NUMBER
    COMPANY         SHARES       ENTITLED    VOTED      VOTED
     NAME         OUTSTANDING    TO VOTE      FOR      AGAINST
----------------  -----------  -----------   ------    -------
Movers World of
  Wisconsin,Inc.      100          100        100         0

U-Haul Co., Inc.      500          500        500         0

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Wisconsin, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Wisconsin.

                                       IV

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                Surviving Corporation: U-HAUL CO., INC.
                                                       a Wisconsin Corporation

                                                By: /s/ Tim Netz
                                                    ---------------------------
                                                    Tim Netz, President

Verified

By: /s/ Carol Gerardin
    ----------------------------
    Carol Gerardin, Secretary

                           Absorbed Corporation: MOVERS WORLD OF WISCONSIN, INC.
                                                 a Wisconsin Corporation

                                            By: /s/ John M. Dodds
                                                ------------------------------
                                                John M. Dodds, President

Verified

By: /s/ John H. Lorentz
    ----------------------------
    John H. Lorentz, Secretary

STATE OF
COUNTY OF

         On this 7 day of Nov., 1988, before me, the undersigned Notary
Public, personally appeared Tim Netz, known to me to be the President of U-Haul Co., inc., a Wisconsin corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

        (NOTARY SEAL)                   /s/ [ILLEGIBLE]
                                        ---------------------------------
                                        NOTARY PUBLIC

STATE OF ARIZONA
COUNTY OF MARICOPA

         On this day of 1988, before me, the undersigned Notary Public, personally appeared John A. Lorentz, known to me to be the Secretary of Movers World of Wisconsin, Inc., a Wisconsin corporation that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                                  /s/ [ILLEGIBLE]
   (NOTARIAL SEAL)                                ----------------------------
                                                  NOTARY PUBLIC

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 20th day of February, 1989, entered into by U-Haul Co., Inc. the surviving corporation and North Milwaukee Rental Equipment Repair Shop, Inc., the Absorbed Corporation, both corporations of the State of Wisconsin and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Wisconsin, which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is 505 E. Capitol, Milwuakee, WI 53212.

                                      III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:


                  (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                                                   NUMBER OF
                                   NUMBER OF         SHARES       NUMBER        NUMBER
        COMPANY                     SHARES          ENTITLED       VOTED         VOTED
          NAME                    OUTSTANDING       TO VOTE         FOR         AGAINST
---------------------------       -----------      ---------      ------        -------
North Milwaukee Rental                4000            4000           4000          0
Equipment Repair Shop, Inc.

U-Haul Co., Inc.                       500             500            500          0

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Wisconsin, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Wisconsin.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

         Effective date of Merger will be March 31, 1989.

                               Surviving Corporation: U-HAUL CO., Inc.
                                                      a Wisconsin corporation

                                       By /s/ Tim Netz
                                          --------------------------------------
                                          Tim Netz, President

Verified

By: /s/ Carol Gerardin
    --------------------------------
    Carol Gerardin, Secretary

                               Absorbed Corporation: North Milwaukee Rental
                                                     Equipment Repair Shop, Inc.
                                                     A Wisconsin Corporation

                                       By /s/ Robert E. Dobson
                                          --------------------------------------
                                          Robert E. Dobson, President

Verified

By: /s/ Walter Baehr
    --------------------------------
    Walter Baehr, Secretary

STATE OF WISCONSIN

COUNTY OF MILWAUKEE

         On this [ILLEGIBLE] day of March, 1989, before me, the undersigned Notary Public, personally appeared Tim Netz, known to me to be the President of U-Haul Co., Inc., a Wisconsin corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                        /s/ Carol Gerardin
                                        ----------------------------------------
                                        NOTARY PUBLIC

         (NOTARY SEAL)

STATE OF WISCONSIN

COUNTY OF MILWAUKEE

         On this [ILLEGIBLE] day of March, 1989, before me, the undersigned Notary Public, personally appeared Robert E. Dobson, known to me to be the President of North Milwaukee Rental Equipment Repair Shop, Inc. a Wisconsin corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                        /s/ Carol Gerardin
                                        ----------------------------------------
                                        NOTARY PUBLIC

         (NOTARY SEAL)

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 20th day of February, 1939, entered into by U-Haul Co., Inc. the surviving corporation and Madison Rental Equipment Repair Shop, Inc., the Absorbed Corporation, both corporations of the State of Wisconsin and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Wisconsin, which laws permit: such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                       I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is 505 E. Capitol, Milwuakee, WI 53212.

                                      III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

                  (2) on the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                                            NUMBER OF
                              NUMBER OF      SHARES          NUMBER         NUMBER
     COMPANY                    SHARES      ENTITLED         VOTED           VOTED
       NAME                  OUTSTANDING    TO VOTE           FOR           AGAINST
       ----                  -----------    -------           ---           -------
Madison Rental                   2000         2000           2000              0
Equipment
Repair Shop, Inc.
U-Haul Co.,Inc.                   500          500            500              0

                                       V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Wisconsin, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Wisconsin.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

         Effective date of Merger will be March 31, 1989.

                           Surviving Corporation:   U-HAUL CO., Inc.
                                                    a Wisconsin  corporation

                             By: /s/ Tim Netz
                                ------------------------------------------------
                                Tim Netz, President

Verified

BY: /s/ Carol Gerardin
    ------------------------------
       Carol Gerardin, Secretary

                           Absorbed Corporation:    Madison Rental Equipment
                                                    Repair Shop, Inc.
                                                    A Wisconsin Corporation

                             By: /s/ John M. Dodds
                                 -----------------
                                John M. Dodds, President
Verified

By: /s/ John A. Lorentz
    --------------------------
    John A. Lorentz, Secretary

STATE OF
COUNTY OF

         On this day of    , 1989, before me, the undersigned Notary Public,
personally appeared Tim Netz, known to me to be the President of U-Haul Co., inc., a Wisconsin corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                            /s/ [ILLEGIBLE]
                                            -------------------------------
                                            NOTARY PUBLIC

(NOTARY SEAL)

STATE OF ARIZONA
COUNTY OF MARICOPA

         On this 16th day of Mar, 1989, before me, the undersigned Notary Public, personally appeared John A. Lorentz, known to me to be the Secretary of Madison Rental Equipment Repair Shop, Inc. a Wisconsin corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                                  /s/ [ILLEGIBLE]
                                                  -----------------------------
                                                  NOTARY PUBLIC

(NOTARY SEAL)

(Form 4)- 1986             State of Wisconsin      Please read instructions on
AMENDMENT                  SECRETARY OF STATE      the reverse before attempting
(stock corp)                                       to complete this form.

 Resolved. That Article 1 of the Articles of Incorporation of U-Haul Co., Inc., a Wisconsin corporation, be amended to read as follows:

                                    ARTICLE I

          The name of the corporation is U-Haul Co. of Wisconsin, Inc.


[ILLIGIBLE] undersigned
officers of U-Haul Co., Inc. a Wisconsin corporation (enter the present corporate name, before any change this amendment may cause) with registered office in Dane County, Wisconsin, CERTIFY:

1 (A) The foregoing amendment of the articles of incorporation of said corporation was consented to in writing by the holders of all shares entitled to vote with respect to the subject matter of said amendment, duly signed by said shareholders or in their names by their duly authorized attorneys.

         OR (Please strike out the item you do not use) - See instruction 1

1 (B)

                                                                       VOTE ON ADOPTION

             Number of          Number of          Number of       Number of       Number of
              SHARES              SHARES          "Yes" votes     "Yes" votes     "No" votes
Class       outstanding      entitled to vote       REQUIRED          CAST            CAST
Common
Preferred

2 (See instruction 2)

Executed in duplicate and seal (if any) affixed this 7 day of August, 1989.

BY: /s/ [ILLEGIBLE]                                BY: /s/ [ILLEGIBLE]
    ----------------------         AFFIX SEAL          -------------------------
as (secretary) or                or state that         as (President) or
           indicate which        there is none                    indicate which

This document      _____________________________________________________
was drafted by        please print or type the name of the individual

                                                           AMENDMENT [ILLEGIBLE]
                                                          ARTICLE I: NAME CHANGE
Mail Returned Copy to:
  (FILL IN THE NAME AND ADDRESS HERE)

         U-Haul International, Inc.
         2721 N. Central Ave.
         Legal Dept.
         Phoenix, AZ 85036
         Attn: Vicky Rykhus

[ILLEGIBLE] a problem exists with the filing of this form, may we call you to attempt to resolve [ILLEGIBLE] If so, please provide us with a phone number at which you can be reached during the [ILLEGIBLE] 602 - 263-6648

                                  INSTRUCTIONS

Amendment may be effected either by

A) Vote of the shareholders, at a OR     B) Written consent of all shareholders,
   shareholder's meeting. Use item 1(b).    without a meeting. Use item 1 (a).

Ref. sec. 180.25 Wis. Stats. For corporations organized on or after 1 Jan 1973, statutory minimum of affirmative votes to adopt resolution is a majority of the shares entitled to vote. For corporations organized previously, statutory minimum is 2/3 of the shares entitled to vote, unless articles provide for majority vote. (If any class or series of shares is entitled to vote as a class, minimum vote requirements must be met by each class or series entitled to vote thereon as a class and of the total shares entitled to vote thereon.)

2. Item 2. If amendment provides for exchange, reclassification or cancellation of issued shares, or effects a change in the amount of stated capital. enter a statement of the manner in which the same will be accomplished. Ref. sec. 180.53
(6) & (7) Wisconsin Statutes.

3. Affix CORPORATE SEAL to each copy of the document, or enter the remark "NO SEAL" if the corporation does not have a seal. The PRESIDENT (or vice-president) and SECRETARY (or asst. secretary) are to sign each copy with the original signatures. Carbon copy, xerox, or rubber stamp signatures are not acceptable.

4. Submit in DUPLICATE ORIGINAL. Furnish Secretary of State two copies of the document. (Mailing address: Corporation Division. Secretary of State, P.O. Box 7846, Madison. WI 53707). One copy will be retained (filed) by Secretary of State and the other copy transmitted directly to the Register of Deeds of the county named in this document, together with your check for the recording fee. When the recording has been accomplished, the document will be returned to the address you furnish on the back of this form.

5. Two SEPARATE REMITTANCES are required.

         A) Send a filing fee of $25 (or more), payable to SECRETARY OF STATE. Additional fee may be due if amendment causes an increase in authorized capital shares. The rate on shares is $1.25 per $ 1,000 on par value shares, and/or
2 1/2/cents per share on no par value shares. Compute fee at such rates on the aggregate number of shares AFTER giving effect to the amendment. Deduct therefrom the fee applicable to the authorized shares BEFORE amendment. The remainder, if any, is the additional fee due.

         B) Send a RECORDING FEE of $6. payable to REGISTER OF DEEDS of the county named in this document at the county within which the corporation's registered office is located. If you append additional pages to this standard form, add $2 more recording fee for each additional page.

Please [ILLEGIBLE] the fee for The Register of Deeds in check form with your document, and we will transmit to the Register of Deeds with the [ILLEGIBLE] for recording.